UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2014

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California  94080

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a)                             On June 4, 2014, the Audit Committee (“the Audit Committee”) of the Board of Directors of Veracyte, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The reports of PwC on the financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the PwC report on the Company’s financial statements as of December 31, 2011 and 2012 and for each the two years in the period ended December 31, 2012, included in the Company’s registration statement on Form S-1 (File No. 333-191282) and related prospectus dated October 29, 2013, contained an emphasis of matter paragraph relating to the Company’s experience of recurring operating losses and negative cash flows from operations as described in Note 2 to such financial statements.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through June 4, 2014, the Company did not have any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through June 4, 2014, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC a copy of the above disclosures and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of PwC’s letter dated June 10, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 On June 4, 2014, the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the Company’s fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through June 4, 2014, neither the Company nor anyone acting on its behalf has consulted with Ernst & Young LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2014

Veracyte, Inc.

	By	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 10, 2014